UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2014

Jos. A. Bank Clothiers, Inc.
(Exact Name of registrant as specified in its charter)

Delaware	0-23874	36-3189198
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Hanover Pike, Hampstead, Maryland		21074
(Address of principal executive offices)		(Zip Code)

(410) 239-2700
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.  Material Modification to Rights of Security Holders.

On January 3, 2014, the Board of Directors of Jos. A. Bank Clothiers, Inc. (the "Company") approved an Amendment No. 1 (the "Amendment") to Rights Agreement (the "Rights Agreement") dated as of September 6, 2007, between the Company and Continental Stock Transfer & Trust Company, as rights agent. The Amendment includes changes which will: (i) decrease the beneficial ownership threshold for activating the rights from 20% to 10%; (ii) include provisions in respect of certain derivative or synthetic arrangements having characteristics of a long position in the common shares of the Company in the definition of securities which a person or entity would be deemed to beneficially own;  (iii) increase the  purchase price for the exercise of rights under the Rights Agreement from $200 to $250; and (iv) allow the Company's Board of Directors to redeem the Rights (as defined in the Rights Agreement) for any reason at any time prior to the close of business on the Distribution Date (as defined in the Rights Agreement).

A copy of the Rights Agreement as originally executed is attached as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company on September 7, 2007 and is incorporated herein by reference. This foregoing summary of the Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the Amendment, which will be filed by the Company on a Form 8-K, once executed.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 3, 2014, the Company amended its Amended and Restated Bylaws to make a technical correction in order to conform the Company's Amended and Restated Bylaws to the Company's Certificate of Incorporation which provides that the number of directors constituting the whole Board shall be determined by resolutions of the Board of Directors.

Item 8.01. Other Events.

On January 3, 2014, the Company issued a press release in which the Company announced the approval of the Amendment referred to in Item 3.03. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Exhibits.

(d)	Exhibits

Exhibit Number	Description
3.1	Amendment to Amended and Restated Bylaws of Jos. A. Bank Clothiers, Inc., dated January 3, 2014
99.1	Press Release, dated January 3, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Jos. A. Bank Clothiers, Inc.

By:	/s/ Charles D. Frazer
Name:	Charles D. Frazer
Title:	Senior Vice President – General Counsel

Date: January 3, 2014

EXHIBIT INDEX

     Exhibit                                                       Description

3.1	Amendment to Amended and Restated Bylaws of Jos. A. Bank Clothiers, Inc., dated January 3, 2014
99.1	Press Release, dated January 3, 2014